UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant []
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[x ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                        GYRODYNE COMPANY OF AMERICA, INC.
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                (Name of Registrant as Specified In Its Charter)

			FULL VALUE PARTNERS L.P.
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(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:


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2)   Aggregate number of securities to which transaction
applies:

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3)   Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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4)   Proposed maximum aggregate value of transaction:


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    5)   Total fee paid:


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

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:


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2)   Form, Schedule or Registration Statement No.:


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3)   Filing Party:


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4)   Date Filed:


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PROXY STATEMENT OF FULL VALUE PARTNERS L.P.,
A STOCKHOLDER OF GYRODYNE COMPANY OF AMERICA, INC. ("Gyrodyne")
IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF DIRECTORS AT
THE 2007 ANNUAL MEETING OF SHAREHOLDERS (To be held on December
--, 2007)

Full Value Partners L.P., a stockholder of Gyrodyne, is sending this proxy statement and the enclosed GREEN proxy card to shareholders of record as of October --, 2007 (the "Record Date") of Gyrodyne. We are soliciting a proxy to vote your shares at the Annual Meeting of Shareholders (the "Meeting"). Please refer to Gyrodyne's proxy soliciting material for additional information concerning the Meeting and the matters to be considered by shareholders including the election of directors. This proxy statement and the enclosed GREEN proxy card are first being sent to shareholders on or about November - -, 2007.

INTRODUCTION
There are two matters that the board has scheduled to be voted upon at the Meeting: (1) to elect three Directors; and (2) to ratify Holtz Rubenstein Reminick LLP as auditors for the Fiscal Year ending December 31, 2007. In addition, we intend to submit a non-binding proposal to dismantle Gyrodyne's poison pill.
We are soliciting a proxy to vote your shares FOR the election of our nominees as directors and FOR each of the above proposals.

How Proxies Will Be Voted
If you wish to vote FOR the election of our nominees and/or to vote on any of the above proposals, you may do so by completing and returning a GREEN proxy card to us or to our agent. Unless you direct otherwise, your shares will be voted FOR the election of our nominees, FOR the ratification of Holtz Rubenstein Reminick LLP as auditors and FOR our proposal to dismantle Gyrodyne's poison pill. In addition, you will be granting the proxy holder(s) discretionary authority to vote on any other matters that may come before the Meeting including matters relating to the conduct of the Meeting.

Voting Requirements
The presence in person or by proxy of more than 50% of Gyrodyne's outstanding shares shall constitute a quorum. Directors shall be elected by a plurality of the votes cast. The other proposals will be decided by a majority of the votes cast. Abstentions will have no effect on the outcome of either proposal.

Revocation of Proxies
You may revoke any proxy prior to its exercise by: (i) delivering a written revocation to us; (ii) executing and delivering a later dated proxy; or (iii) voting in person at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. There is no limit on the number of times you may revoke your proxy before it is exercised. Only your latest dated proxy will be counted.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, we intend to nominate the following persons for election as directors. Each nominee has consented to being named in this proxy statement and to serve as a director if elected. Unless noted, none of our nominees personally owns shares or has any arrangement or understanding with any person with respect to any future employment by Gyrodyne. Please refer to Gyrodyne's proxy soliciting material for additional information concerning the election of directors.

Phillip Goldstein (born 1945); 60 Heritage Drive,
Pleasantville, NY 10570 - Mr. Goldstein is an investment advisor and a principal of the general partner of three investment partnerships in the Bulldog Investors group of funds: Opportunity Partners L.P., Opportunity Income Plus
Fund L.P., and Full Value Partners L.P. He has been a director of the Mexico Equity and Income Fund since 2000 and Brantley Capital Corporation since 2001.

Timothy Brog (born 1964); Mr. Brog has been the Managing
Director of Locksmith Capital Management LLC since
September 2007. Prior to that, Mr. Brog had been the President of Pembridge Capital Management LLC and the
Portfolio Manager of Pembridge Value Opportunity Fund since
2004. Mr. Brog had been a Managing Director of The Edward
Andrews Group Inc., a boutique investment bank from 1996 to 2004. From 1989 to 1995, Mr. Brog was a corporate finance and mergers and acquisition associate of the law firm
Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Brog is a director of The Topps Company, Inc. and Peerless Systems
Corporation.  Mr. Brog received a Juris Doctorate from
Fordham University School of Law in 1989 and a BA from
Tufts University in 1986.

Andrew Dakos (born 1966); Park 80 West, Plaza Two, Suite
750, Saddle Brook, NJ 07663 - Mr. Dakos is a self-employed investment advisor and a principal of the general partner of five investment partnerships in the Bulldog Investors group of funds: Opportunity Partners L.P., Opportunity
Income Plus Fund L.P., Full Value Partners L.P., Full Value Special Situations Fund L.P., and Full Value Offshore L.P.
He has been a director of the Mexico Equity and Income Fund since 2001 and Brantley Capital Corporation since 2007.
Mr. Goldstein and his wife jointly beneficially own 3,200 shares and Mr. Dakos beneficially owns 100 shares of Gyrodyne. Mr. Goldstein and Mr. Dakos are managing members of Full Value Advisors LLC, the General Partner of Full Value Partners. Inclusive of the foregoing, Mr. Goldstein and Mr. Dakos are principals of the General Partner of various limited partnerships that beneficially own a total of 160,204 shares of Gyrodyne. In aggregate, Mr. Goldstein and Mr. Dakos are deemed to beneficially own --------- shares of GYRO or -------% of the outstanding shares. Each of our nominees has consented to be named in the proxy statement as a nominee and to serve as a director if elected. There are no arrangements or understandings between Full Value Partners and any of the above nominees or any other person(s) in connection with the nominations.

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS
Unless instructions to the contrary are given, your proxy will be voted to ratify the selection of Holtz Rubenstein Reminick
LLP as auditors for the Fiscal Year ending April 30, 2007.

PROPOSAL 3: A PROPOSAL TO DISMANTLE THE COMPANY'S PILL

Gyrodyne has a poison pill whose purpose is to prevent shareholders from accepting a premium offer for their shares unless the board approves it. We do not believe the board should have such a veto. Therefore, we intend to introduce a non-binding proposal that Gyrodyne dismantle its poison pill. There is no certainty that the board will implement this
proposal if it is approved.   In the absence of contrary
instructions, the proxies will vote your shares FOR this proposal.

THE SOLICITATION

Persons affiliated with or employed by us or our affiliates may assist us in the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners of common shares for whom they hold shares of record. We will reimburse these organizations for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this proxy solicitation. Because we believe that all shareholders will benefit from this solicitation, we intend to seek reimbursement of our expenses from Gyrodyne. Shareholders will not be asked to vote on the reimbursement of our solicitation expenses which we estimate to be approximately $20,000. There is no arrangement or understanding involving us or any of our affiliates relating to future employment by or any future transaction with Gyrodyne.

Other than as set forth in this Proxy Statement, there are no contracts, arrangements, or understandings entered into by any of the participants in the solicitation or, to the participants? knowledge, any of their associates within the past year with any person with respect to any of Gyrodyne?s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division or losses or profits, of the giving or withholding of proxies.

Except as set forth in the Proxy Statement, none of the participants in the solicitation or, to the participants?
knowledge, any of their associates has entered into any agreement or understanding with any person with respect to: (i) any future employment by Gyrodyne or its affiliates; or (ii) any future transactions to which Gyrodyne or any of its affiliates will or may be a party.

Full Value Partners L.P. is the soliciting stockholder and owns
100,144 shares of Gyrodyne, of which ----- have been purchased within the past two years. As indicated above, two of our nominees are affiliated with Full Value Partners L.P.

November --, 2007


PROXY CARD

Proxy Solicited in Opposition to the Board of Directors of Gyrodyne Company of America, Inc. (?Gyrodyne?) by Full Value
Partners L.P. for the 2007 Annual Meeting of Shareholders

The undersigned hereby appoints Phillip Goldstein, Rajeev Das, and Andrew Dakos, and each of them, as the undersigned?s proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of Gyrodyne and any adjourned or postponed Meeting, and to vote on all matters that come before either meeting the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS:  Mark votes by placing an [x] in the appropriate
[  ].)

1. ELECTION OF THREE DIRECTORS

[ ] FOR TIMOTHY BROG		 	 [ ] WITHHOLD AUTHORITY

[ ] FOR PHILLIP GOLDSTEIN		 [ ] WITHHOLD AUTHORITY

[ ] FOR ANDREW DAKOS			 [ ] WITHHOLD AUTHORITY

2:  RATIFICATION OF THE SELECTION OF HOLTZ RUBENSTEIN REMINICK
LLP AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.
FOR [   ]		AGAINST [   ]			ABSTAIN [   ]

3. A PROPOSAL TO DISMANTLE THE COMPANY?S POISON PILL

FOR [   ]		AGAINST [   ]			ABSTAIN [   ]

Please sign and date below. Your shares will be voted as directed. If no direction is made, this proxy will be voted FOR the election of the nominees named above and FOR Proposals 2 and
3. The undersigned hereby acknowledges receipt of the proxy statement dated November --, 2007 of Full Value Partners L.P. and revokes any proxy previously executed.


Signature(s)___________________ 	Dated: _______________